Charter Equipment Lease 1999-1
Monthly Servicer Report
Closing Date            31-Jan-00
Payment Date            25-Feb-00
Prior Payment Date      25-Jan-00

A    AGGREGATE DISCOUNTED LEASE BALANCE (Discount Rate = 7.505%)
     Initial Aggregate Discounted Lease Balance                                                                     174,935,104.00

     Discounted Contract Balance, beginning                                                                         146,362,548.11
     Discounted Contract Balance, ending                                                                            141,419,166.83

B    PAST DUE LEASE PAYMENTS
     Past due balance, beginning                                                                                        633,799.51
           Past due payments received (reimbursed per this report)                                                      495,503.42
           Past dues on Non-Performing, Warranty and Adjusted Leases                                                          0.00
           Past dues on Early Terminations                                                                                    0.00
           New Net Advances (last month's current Contracts that became past due)                                       666,375.41
           Past dues on Replacement Leases                                                                                    0.00
                                                                                                                    --------------
     Past due balance, ending                                                                                           804,671.50
                                                                                                                    ==============

C    ADVANCE LEASE PAYMENTS
           Applied to Current from Prepaid                                                                                    0.00
           Advance payments on Disqualified Leases                                                                            0.00
           Received on Replacement Leases                                                                                     0.00
           Received this month                                                                                          392,059.98
                                                                                                                    --------------
     Total Advance Lease Payments Received                                                                              392,059.98
                                                                                                                    ==============

D    SUBSTITUTIONS
     Defaulted Leases and Adjusted Contracts Substitued to date, beginning                                                    0.00
           Defaulted Leases and Adjusted Contracts provided with Substitute Leases                                            0.00
                                                                                                                    --------------
     Defaulted Leases and Adjusted Contracts Substitued to date, ending                                                       0.00
                                                                                                                    ==============
     Percentage of Aggregate Discounted Lease Balance at Cut-Off Date                                                         0.00%

     Non Defaulted Leases or Adjusted Contracts Substitued to date, beginning                                                 0.00
           Non Defaulted Leases or Adjusted Contracts provided with Substitute Leases                                         0.00
                                                                                                                    --------------
     Non-Defaulted Leases or Adjusted Contracts Substitued to date, ending                                                    0.00
                                                                                                                    ==============

                                                                                                                    --------------
     Total Substitutions, ending                                                                                              0.00
                                                                                                                    ==============
     Percentage of Aggregate Discounted Lease Balance at Cut-Off Date (not to exceed 10%)                                     0.00%

E    RESERVE ACCOUNT
     Reserve Account balance, beginning                                                                               1,749,351.04
           Required Reserve Fund Amount (min $1,749,351.04 or Aggregate Note Balance)                                 1,749,351.04
           Excess (Shortfall)                                                                                                 0.00
           Deposit from (Release to) Certificateholder                                                                        0.00
                                                                                                                    --------------
     Reserve Account balance, ending                                                                                  1,749,351.04
                                                                                                                    ==============

F    AVAILABLE FUNDS (COLLECTION ACCOUNT)
           Regular monthly Lease Payments                                                                             3,893,144.60
           Reinvestment Income from Collection Account and Reserve Account                                                    0.00
           Past due payments received                                                                                   495,503.42
           Past due payments due on Early Termination (From Seller)                                                           0.00
           Proceeds from Prepayments not replaced                                                                       947,782.95
           Recoveries on Non-Performing Leases not Substituted                                                                0.00
           Servicer Advances                                                                                            804,671.50
           Casualty and Termination Payments                                                                                  0.00
           Expired Contract Proceeds                                                                                          0.00
           NSF payments prior month                                                                                      (1,370.74)
           Advance Lease Payments                                                                                       392,059.98
                                                                                                                    --------------
     Total Available Funds                                                                                            6,531,791.71
                                                                                                                    ==============


G    PAYMENTS TO THE SERVICER AND TRUSTEE
           Past due payments received, prior advance                                                                    633,799.51
           Past due payments due, current advance                                                                      (804,671.50)
           Past due payments advanced on Disqualified Leases                                                                  0.00
           Advance payments on Disqualified Leases                                                                            0.00
           Servicer Fee                                                                                                  60,984.40
           Excess Cash                                                                                                   81,506.98
                                                                                                                    --------------
     Total Net Payments due to (from) Servicer                                                                          (28,380.61)
                                                                                                                    ==============
           Back-up Servicer Fee (3.0 bp)                                                                                  3,659.06
           Indenture Trustee Fee (2 bp)                                                                                   2,439.38
                                                                                                                    --------------
     Total Payments to Trustee                                                                                            6,098.44
                                                                                                                    ==============

Charter Equipment Lease 1999-1
Monthly Servicer Report
Closing Date            31-Jan-00
Payment Date            25-Feb-00
Prior Payment Date      25-Jan-00

PAYMENTS TO NOTEHOLDERS



                                                                                                                          Percentage
                                   Beginning                                   (Regular)  (Additional)             End        of all
                    Initial        of Period    Interest       Interest       Principal     Principal        of Period         Notes
Class               Balance          Balance        Rate           Paid            Paid          Paid          Balance   Outstanding
------------------------------------------------------------------------------------------------------------------------------------
A-1           50,293,842.00    21,721,286.38      5.777%     108,055.56    4,943,381.28          0.00    16,777,905.10        12.24%
A-2           40,759,879.00    40,759,879.00      6.590%     223,839.67            0.00          0.00    40,759,879.00        29.74%
A-3           18,280,718.00    18,280,718.00      6.890%     104,961.79            0.00          0.00    18,280,718.00        13.34%
A-4           48,544,491.00    48,544,491.00      7.070%     286,007.96            0.00          0.00    48,544,491.00        35.42%
------------------------------------------------------------------------------------------------------------------------------------
Class A      157,878,930.00   129,306,374.38                 722,864.97    4,943,381.28
   0.00   124,362,993.10        90.75%
------------------------------------------------------------------------------------------------------------------------------------
B              7,434,742.00     7,434,742.00      7.300%      45,228.01            0.00          0.00     7,434,742.00         5.43%
C              3,936,040.00     3,936,040.00      8.070%      26,469.87            0.00          0.00     3,936,040.00         2.87%
D              1,312,013.00     1,312,013.00     10.480%      11,458.25            0.00          0.00     1,312,013.00         0.96%
------------------------------------------------------------------------------------------------------------------------------------
Total Notes  170,561,725.00   141,989,169.38                 806,021.10    4,943,381.28          0.00   137,045,788.10       100.00%
------------------------------------------------------------------------------------------------------------------------------------
                 0.03076923

                                                Target
                         (defined)            Investor
                            Class            Principal             Class
Class                  Percentage               Amount            Floors
--------------------------------------------------------------------------------
A                       86.3158%         122,067,068.84
B                        5.9649%           8,435,529.31              --
C                        3.1579%           4,465,868.59              --
D                        1.0526%           1,488,622.49              --

(Retained) Certificate Balance             4,373,378.73


Monthly Principal Amount                                            4,943,381.28
Overcollateralization Balance (prior)                               4,373,378.73
Overcollateralization Balance (current)                             4,373,378.73
Cumulative Loss Amount                                                      0.00
Additional Principal                                                        0.00


DISTRIBUTION OF FUNDS

Pursuant to Section 7.05(a) of the Sale and Servicing Agmt

Available Funds                                                     6,531,791.71
Reserve Account Draw                                                        0.00
Servicing Fee Paid & Reimb. of Advances                               694,783.91
Back-up Servicer Fee Paid                                               3,659.06
Trustee Fee Paid                                                        2,439.38
Note Interest Paid                                                    806,021.10
Note Principal Paid                                                 4,943,381.28
Reserve Account Deposit                                                     0.00
Reserve Account Withdrawal                                                  0.00
                                                                    ------------
Remainder to Certificateholder                                         81,506.98

Charter Equipment Lease 1999-1
Monthly Servicer Report
Closing Date                  31-Jan-00
Payment Date                  25-Feb-00
Prior Payment Date            25-Jan-00

Delinquent Contracts

------------------------------------------------------------------------------------------------------
Days Delinquent      Number of Leases     Agg Contract Balance       Percentage    Agg Monthly Payment
------------------------------------------------------------------------------------------------------
Current                           551           120,039,415.85           84.88%           3,893,144.60
1-30                               77            18,431,418.59           13.03%             665,004.67
31-60                              26             2,473,868.85            1.75%             119,593.03
61-90                               5               474,463.54            0.34%              20,073.80
91-120                              0                     0.00            0.00%                   0.00


Total                             659           141,419,166.83          100.00%           4,697,816.10


** Minor differences attributable to rounding.

Charter Equipment Lease 1999-1
Monthly Servicer Report
Closing Date                31-Jan-00
Payment Date                25-Feb-00
Prior Payment Date          25-Jan-00

Prepayed Contracts

--------------------------------------------------------------------------------
Lease Number                   Lessee                           ADLB
--------------------------------------------------------------------------------
3337           Mercury Plastics Engineering, Inc.           160,640.71
3374           First Impression Printing Company, Inc.      134,275.30
3253           Tech Pak, Inc.                               278,578.58
3434           Carpenter Printing                            24,942.70
3335           Tech Pak, Inc.                                36,565.74
3357           Carpenter Printing                           312,779.92
                                                          ------------
Total                                                     $ 947,782.95
                                                          ============
Total number of contracts                                         6.00
                                                          ============

Defaulted Contracts

--------------------------------------------------------------------------------
Lease Number       Lessee           ADLB          Recoveries        Net Loss
--------------------------------------------------------------------------------
None